TTM Technologies, Inc.Lenders PresentationFebruary 2018Exhibit 99.1

Disclaimers

Forward-Looking Statements

This communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the future business outlook, events, and expected performance of TTM Technologies, Inc. ("TTM", "we" or the "Company"). The words "anticipate," "believe," "plan," "forecast," "foresee," "estimate," "project," "expect," "seek," "target," "intend," "goal" and other similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date the statements were made and are not guarantees of performance. Actual results may differ materially from these forward-looking statements. These statements reflect the current beliefs, expectations and assumptions of the management of TTM, and we believe such statements to have a reasonable basis.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the Company. These forward-looking statements are based on assumptions that may not materialize, and involve certain risks and uncertainties, many of which are beyond our control, that could cause actual events or performance to differ materially from those indicated in such forward-looking statements. Factors, risks, trends, and uncertainties that could cause actual results to differ materially from those projected, anticipated, or implied in forward-looking statements include, but are not limited to, TTM's ability to successfully complete the acquisition of Anaren Holding Corp. ("Anaren") (the "Acquisition") on a timely basis, including receipt of required regulatory approvals and satisfaction of other conditions; the conditions of the credit markets and TTM's ability to issue debt to fund the transaction on acceptable terms; if the transaction is completed, the ability to retain Anaren's customers and employees, the ability to successfully integrate Anaren's operations, product lines, technology and employees into TTM's operations, and the ability to achieve the expected synergies as well as accretion in earnings, demand for our products, market pressures on prices of our products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, our dependence upon a small number of customers, and other factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in the Company's other filings filed with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors", and which are available at the SEC's website at www.sec.gov.

None of Anaren, its affiliates or their respective representatives assume any responsibility for, or makes any representation or warranty, express or implied, (and they expressly disclaim any such representation or warranty and any liability related thereto) as to the accuracy, adequacy or completeness of the information contained in this communication or any other written or oral communication transmitted or made available to any person in connection with this communication.

TTM does not undertake any obligation to update any of these statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law, even if experience or future changes make it clear that any projected results expressed in this communication or future communications to stockholders, press releases or Company statements will not be realized. In addition, the inclusion of any statement in this communication does not constitute an admission by us that the events or circumstances described in such statement are material.

Use of Non-GAAP Financial Measures

In addition to the financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), TTM uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Non-GAAP Operating Income, Non-GAAP Operating Margin, Non-GAAP EPS and Free Cash Flow. We present non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into our ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. We compensate for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

See Appendix for reconciliations of Adjusted EBITDA and Non-GAAP Operating Income to the most comparable GAAP metric. With respect to the Company's outlook for non-GAAP earnings per share, we are unable to predict with reasonable certainty or without unreasonable effort certain items that may affect such measure calculated and presented in accordance with GAAP. Our expected non-GAAP earnings per share excludes primarily the future impact of restructuring actions, impairment charges, unusual gains and losses, and tax adjustments. These reconciling items are highly variable and difficult to predict due to various factors outside of management's control and could have a material impact on our future period earnings per share calculated and presented in accordance with GAAP. Accordingly, a reconciliation of non-GAAP earnings per share to such measure calculated and presented in accordance with GAAP is not available without unreasonable effort and has not been provided.

Data Used in This Presentation

Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Third Party Information

This presentation has been prepared by the Company and includes information from other sources believed by the Company to be reliable. No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of any of the opinions and conclusions set forth herein based on such information. This presentation may contain descriptions or summaries of certain documents and agreements, but such descriptions or summaries are qualified in their entirety by reference to the actual documents or agreements. Unless otherwise indicated, the information contained herein speaks only as of the date hereof and is subject to change, completion or amendment without notice.

ONE TTM
TTM Technologies.

Agenda• Transaction Overview Sean Lynch, Barclays• TTM and Anaren at a Glance Tom Edman, CEO• Key Credit Highlights Tom Edman, CEO• TTM Recent Performance Highlights and Financial Policy Todd Schull, CFO• Syndication Overview Sean Lynch, Barclays• Appendix3

Transaction Overview4

Anaren Transaction Overview

Transaction Consideration

- $775 million purchase price (~12.7x LTM Anaren Adj. EBITDA, 12/30/17) for 100% equity in Anaren, on a cash-free, debt-free basis subject to working capital adjustment at closing
- 100% cash consideration, projected to be financed with:
  - $600 million of fungible add-ons to its Term Loan B and new unsecured debt
  - Cash on hand

Anaren Overview

- Anaren is a differentiated provider of mission-critical RF solutions within the aerospace & defense and networking/communications markets
- Proprietary technology that (i) provides high RF performance and power handling in the smallest form factors and (ii) supports high-fidelity reception, processing and transmission of RF signals

Financial Impact

- Projected to be accretive to TTM's non-GAAP operating margin and adjusted EBITDA margin, non-GAAP EPS and free cash flow
- Expected to achieve $15mm run rate in cost synergies within two years after closing
- TTM has demonstrated its ability to efficiently integrate acquisitions, realize synergies, and rapidly deleverage – prioritizing free cash flow to debt repayment

Pro Forma Capitalization at Closing

- Pro Forma Net Debt/LTM adjusted EBITDA of 3.0x as of 1/1/18, inclusive of cost savings
- Aim to de-leverage to net leverage of 2.0x adjusted EBITDA within 2 to 3 years after close
- Corporate: B1/BB Stable, TLB: Ba3/BBB- (1 recovery), Existing HY Bonds: B2/BB-

Approval Process And Closing

- CFIUS approval pending
- Early termination of HSR waiting period received
- Expected to close in 1H 2018

ONE TTM
TTM Technologies
5

Sources/Uses and Pro Forma CapitalizationSources and Uses ($ in millions) Existing and Pro Forma Capitalization ($ in millions)($ in millions) Pro FormaHistorical Anaren For Anaren1/1/18 Adj. 1/1/18($ in millions)% ofSources Amount TotalCash and Cash Equivalents $409.3 ($190.0) $219.3US ABL Revolver 17.0 – 17.0Asia ABL Revolver 30.0 – 30.0Term Loan due Sep. 2024 349.1 300.0 649.1Total Secured Debt $396.1 $696.1Senior Notes due Oct. 2025 375.0 375.0Cash Used 190.0 24.1%Incremental Term Loan 300.0 38.0%Add-on Senior Notes 300.0 38.0%Total $790.0 100.0%% ofUses Amount TotalP h fA E it 775 0 98 1% Add-on Senior Notes – 300.0 300.0Total Guaranteed Debt $771.1 $1,371.1Convertible Senior Notes due Dec. 2020 $250.0 – $250.0Total Debt $1,021.1 $1,621.1Market Capitalization (1) $1,912.7 – $1,912.7Total Capitalization $2,933.8 $3,533.8Purchase of Anaren Equity 775.0 98.1%Total Fees 15.0 1.9%Total $790.0 100.0%(3)(2)(2)(2)(2)(2)Credit StatisticsAdjusted EBITDA $388.6 $464.4Net Cash Interest Expense $53.9 $68.2Total Secured Debt / Adj. EBITDA 1.0x 1.5xTotal Guaranteed Debt / Adj. EBITDA 2.0x 3.0xTotal Debt / Adj. EBITDA 2.6x 3.5xAnaren EBITDA reconciliation Debt figures reflect principal value(3)(2)Net Secured Debt / Adj. EBITDA (0.0x) 1.0xNet Debt / Adj. EBITDA 1.6x 3.0xAdj. EBITDA / Net Cash Interest Expense 7.2x 6.8xTotal Debt / Total Capitalization 34.8% 45.9%6Note: See appendix for TTM and reconciliation. face value.1. Represents fully diluted market capitalization. Market data as of 1/31/182. Includes $61mm of Anaren LTM 12/30/17 EBITDA and $15mm of total run-rate synergies.3. Assumes full year FY2017 Interest expense for illustrative purposes.New unsecured Debt New unsecured Debt

TTM and Anaren at a Glance7

TTM Overview

Business Overview

- TTM is a worldwide leader in the manufacture of PCBs and provides a range of PCBs and electro-mechanical solutions
- Critical supplier to today's fastest growing markets such as smartphones, automobile, A&D and medical imaging
- Founded in 1998 and headquartered in Costa Mesa, California
- Significant global footprint with 25 facilities, ~30,000 employees and $2.8 billion in assets as of FYE 1/1/18
- $2,659mm revenue in FYE 1/1/18
- $389mm Adj. EBITDA[(1)] in FYE 1/1/18

Technology-Enabled End Markets and Customers


HUAWEI
Smartphones, tablets and ultra notebooks
UTC Aerospace Systems
PHILIPS
Medical imaging and diagnostic equipment
TTM Technologies
intel
Google
High end computing and storage systems
Networking and communications infrastructure
CISCO
BOSCH
Automotive technology

1. *See Appendix for reconciliation.*

8

Strategic Rationaleïƒ¼ P id i i dd i ti db d d tTTM’s acquisition of Anaren is expected to…Provide RF engineering and design expertise and broaden our productportfolioïƒ¼ Drive us into earlier and deeper engagement with customersïƒ¼ Enhance revenue synergy opportunities in our diverse end marketsïƒ¼ Improve our financial profile9

Anaren Overview

Radar



Space



Electronic Warfare



Wireless Infrastructure



- Leading provider of mission-critical RF solutions for space, defense and wireless infrastructure end markets
- Sole-sourced and spec'd in positions on high-priority programs through custom-designed, highly-integrated subsystems and components
- LTM 12/30/17 revenue of $234mm/Adjusted EBITDA of $61mm[1]
- Over 1,000 employees globally, with 235 engineers

Revenue by Segment [2]


Networking / Communications 28%
Aerospace & Defense 72%

1. *See appendix for reconciliation.*
2. *LTM 12/30/17.*

TTM Technologies

10

Anaren’s Technology Serves Multiple End Markets

Key Credit Highlights12

Summary of Key Credit Highlights

1. Provides differentiated RF solutions enabling early engagement with customers
2. Increases presence in the A&D market with significant macro tailwinds
3. Increases growth opportunities in diverse end markets
4. Deepens customer interaction with leaders in A&D and communications markets

13
TTM Technologies

Enhances TTM's Successful Customer Engagement Model…


Production
Concept
Consumer
Automotive
Networking
Aerospace & Defense
Production
Pilot
Prototype
Anaren Build to Specification
6 Mo's
1 yr
2 yrs
3 yrs
4 yrs
5 yrs
6 yrs
7–10 yrs
Time

Engaging customers from concept to volume production

14
ONE TTM
TTM Technologies

1 …with a Broad Range of Proprietary RF Solutions



Passive Components

- Industry-leading Xinger brand of products
- Signal distribution components and butler matrices
- Isolators and circulators



Advanced Ceramic Components

- High-density, multilayer LTCC solutions
- Precision thick-film substrates and resistive products
- High-frequency etched thick-film substrates
- High-power resistive components



HiRel MCMs

- Custom hybrids and MCMs
- High-performance, radiation-hardened and space-qualified microelectronics
- Power management and control electronics



RF Networks

- Integrated microwave assemblies and line replaceable units
- Complex RF subsystems
- Wideband converters and receivers



Beamforming and Switching Networks

- Passive and active beamforming networks
- Complex phased array antennas
- Switch matrices
- RF distribution and control



High-Density, High-Frequency Circuit Boards

- High-frequency antenna manifolds and elements
- Complex, high-density mixed signal PWBs
- Value-added assembly and test

Anaren adds Build to Specification capabilities

ONE TTM
TTM Technologies
15

2 TTM's Broad Presence in a Growing A&D Market …

Aerospace and Defense Megatrends | Leading Player Aligned with Top Tier A&D Customers

FY2017 TTM A&D growth rate of 10%, above market projections of 2%–4%

Passenger Traffic Growth

4.6% CAGR Airline Traffic

Commercial Fleet Upgrade

~35,000 new aircraft by 2035

DoD Program Ramps

79 key DoD Program ramps



Markets We Serve
Defense 65%
Commercial Aerospace 35%
Raytheon
BAE SYSTEMS
Honeywell
Rockwell Collins
HARRIS
DRS

Aerospace & Defense Product Areas

Defense Market

Microwave Systems
- F-35 (JSF)
- AMDR
- Q-53
- F-16 (SABR)
- JSTARS
- SEWIP

Missile Systems
- AMRAAM
- Standard Missile
- JAGM
- JDAM
- Hellfire
- Paveway

Communication Systems
- JTRS
- Soldier Radio
- Rifleman
- MANPACK

Commercial Aerospace

Space Systems
- Orion
- GOES
- GPS III
- SBIRS
- XM4

Commercial
- Primary Power Distribution Unit
- Flight Control
- Remote Power
- Air Conditioning
- Ram Air
- Turbine

Source: Department of Defense.

ONE TTM

TTM Technologies

16

… Is Bolstered Through Anaren’s Mission-CriticalSolutions for Key A&D Programs2Select Missile Defense Select Air-Based Radar/EW Select Space-Based Systemsy gAMDR F-35 OrionTPQ-53 F-16 ( SABR) GPSIIISBIRS)E2DAEHFTHAADMH-60RMH 17

2 Significant Macro Tailwinds

Anaren is focused on fast growing sub-segments

DoD Spend[(1)]

($ in billions)


~3% CAGR
$24
$28
2017E
2022E

AESA Radar Spend[(2)]

($ in billions)


~18% CAGR
$4
$8
2017E
2022E

1. *DoD Procurement and RDT&E spend for Radar, Electronic Warfare and Military SatCom. Source: DoD Budget, The Teal Group and Forecast International.*
2. *Estimated AESA radar market spend. AESA stands for active electronically scanned array and represents the next generation technology for military radars. Source: DoD Budget, The Teal Group and Forecast International.*

ONE TTM

TTM Technologies

18

2 Increased Presence in the A&D Market

Revenue Mix[1]

TTM	Anaren	PF Combined

TTM



Computing / Storage / Peripherals 13%
Other 2%
Networking / Comms. 18%
Medical / Industrial / Instrumen-tation 14%
A&D 16%
Cellular Phone 18%
Auto 19%

Anaren



Networking / Comms. 28%
A&D 72%

PF Combined



Computing / Storage / Peripherals 12%
Other 2%
Networking / Comms. 19%
Medical / Industrial / Instrumen-tation 13%
A&D 21%
Cellular Phone 17%
Auto 17%

Source: Company disclosure.

1. FYE 1/1/18 for TTM and LTM 12/30/17 for Anaren.

19

3 Anaren Diversifies TTM's Business, While Strengthening Key Areas

End Markets Enhanced by Anaren (Aerospace/Defense, Networking/Comms, Automotive)

	Aerospace/ Defense	Networking/ Comms	Automotive	Medical/ Industrial/ Instrumentation	Cellular	Computing
'16–'21 CAGR	2%–4%	1%–3%	5%–8%	4%–6%	5%–8%	0%–2%
Growth Drivers	• Demand for commercial fleet driven by air traffic • Increased military spend	• 5G infrastructure buildout • Optical networking growth	• Vehicle Safety • Automated Driving • Connectivity/ Infotainment • EV/Hybrid	• Medical device tech/wearables • Remote patient monitoring • Home automation/ Smart Homes	• Next-generation smartphones • Emerging market growth • Wearables	• High performance computing • Internet of Things • Cloud/Data center build
Key Customers	Northrop Grumman Honeywell Raytheon UTC Aerospace Systems	Cisco Huawei Juniper Nokia	Bosch Autoliv ZF TRW Tesla	Medtronic Keysight Technologies Micron	Samsung Huawei HTC	Google Intel IBM

Source: Technavio, TTM filings, Prismark Partners Nov. 2017, Company estimates.
Note: Does not include "Other" segment which represents 2% of revenues.

ONE TTM

TTM Technologies

20

4 Highly Complementary Customer Base Sourcing Different Products

	Aerospace/Defense	Networking/Comms	Automotive
TTM Technologies	Raytheon, L3, Northrop Grumman, Honeywell, Lockheed Martin, BAE Systems, UTC Aerospace Systems / Rockwell Collins	Cisco, Huawei, Ericsson, Juniper Networks, Nokia	Autoliv, Bosch, John Deere, Tesla, ZF TRW
Anaren® What'll we think of next?™	Raytheon, Northrop Grumman, Lockheed Martin	Huawei, Ericsson, Richardson Electronics Engineered Solutions, Nokia	Expanded capabilities to drive increased penetration and revenue synergies

Deepens and reinforces relationships with existing customers

Expands capabilities available to current TTM customers

ONE TTM
TTM Technologies
21

Recent Performance Highlights and Financial Policy22

TTM Reported Revenue and Profit Growth


Revenues
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,659
FY 2014
FY 2015
FY 2016
FY 2017


Non-GAAP Operating Margin(1)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.6%
FY 2014
FY 2015
FY 2016
FY 2017


Non-GAAP EPS(1)
$2.00
$1.60
$1.20
$0.80
$0.40
$-
$1.57
FY 2014
FY 2015
FY 2016
FY 2017

Improving margins and EPS

1. *See Appendix for reconciliation.*

TTM Technologies

23

TTM Generates Strong Free Cash Flow$250 5.0Free Cash Flow (millions) (1) Leverage (Debt / Adj. EBITDA (2))$209$150$2003.2 3.04.12.6 2 53.23.04.0$50$1002.51.31.31.91.51.02.0$0FY 2014 FY 2015 FY 2016 FY 20170.0FY 2013 FY 2014 FY 2015 FY 2016 FY 2017Gross Debt (net of discount) Net Debt (net of discount)Free cash flow used to pay down debt241. Free Cash Flow is Operating Cash Flow minus capex.2. See Appendix for reconciliation.

TTM + Anaren: Strengthened Financial Profile



TTM
Anaren
TTM + Anaren
Revenue
$2,095
$2,533
$2,659
FY2015
FY2016
FY2017
$175
$193
$234
CY2015
CY2016
CY2017
$2,270
175
2,095
$2,727
193
2,533
$2,892
234
2,659
CY2015
CY2016
CY2017
Non-GAAP Operating Income(1)
Non-GAAP Operating Income Margin
7.0%
8.8%
9.6%
18.8%
19.0%
22.0%
7.9%
9.5%
10.6%
11.1%(2)
$146
$222
$256
FY2015
FY2016
FY2017
$33
$37
$52
CY2015
CY2016
CY2017
$179
33
146
$259
37
222
$307
52
256
CY2015
CY2016
CY2017
Adj. EBITDA(1)
EBITDA Margin
13.6%
15.6%
14.6%
23.6%
23.1%
26.1%
14.4%
16.1%
15.6%
16.1%(2)
$286
$395
$389
FY2015
FY2016
FY2017
$41
$45
$61
CY2015
CY2016
CY2017
$327
41
286
$440
45
395
$450
61
389
CY2015
CY2016
CY2017

Source: Company disclosure, in $ millions.

1. *Non-GAAP Operating Income and Adjusted EBITDA. Excludes cost savings. See appendix for reconciliation.*
2. *Including ~$15 million in run-rate cost savings.*

ONE TTM

TTM Technologies

25

Proven Ability to Integrate Acquisitions

Historical acquisitions, strategic rationale & synergies achieved

TTM Technologies

VIASYSTEMS

- Closed 6/1/15
- Purchase price: $927mm
- **Successfully achieved $55mm of synergies**
- Gain entry into attractive new automotive market
- Complementary positions in other end markets brought greater diversification for the company
- Expansion of customer base and broader end market penetration

Meadville

- Closed 4/9/10
- Purchase price: $521mm
- Acquired Meadville to gain entry into the Asian market, gain access to advanced technologies and provide a path to volume manufacturing for existing customers
- Integrated 7 Chinese facilities

tyco

- Closed 10/26/06
- Purchase price: $227mm
- **Successfully achieved $9mm of synergies**
- #1 supplier of military and aerospace products in North America
- Acquired Tyco to gain entry into military and aerospace markets increasing end market diversification
- Integrated 8 North American Facilities

ONE TTM
TTM Technologies
26

Integration Execution

$ in millions except where specified

	FY2014 (Pre-VIAS Acquisition)		Now[1]
Enterprise Value	$1.0bn	+ $1.5bn	$2.5bn
Revenue	2014: $1,326	+ $1.3bn	2017: $1,326 → $2,659
Revenue Diversification	FY14 Revenue Breakdown	Greater revenue diversification	FY17 Revenue Breakdown
Adj. EBITDA Margin	2014: 12.5%	+ 210bps	2017: 12.5% → 14.6%
Cash Flow[2]	2014: $130	+ $203mm	2017: $130 → $333
Credit rating[3]	S&P: B+/Negative Moody's: B2/Stable		S&P: BB/Negative Moody's: B1/Stable
Net Leverage[3]	2014: 3.3x	↓ 1.7x	2017: 1.6x[4] ← 3.3x

FY14 Revenue Breakdown


Other 3%
Aerospace and Defense 16%
Automotive 2%
Med./Indust./Instr. 10%
Cellular Phone 23%
Computing/Storage/ Peripherals 13%
Networking Comms. 33%

FY17 Revenue Breakdown


Other 2%
Aerospace and Defense 16%
Med./Indust./Instr. 14%
Automotive 19%
Cellular Phone 18%
Computing/Storage/ Peripherals 13%
Networking Comms. 18%

1. Represents FYE 2017.
2. Cash Flow from Operations.
3. Net leverage of 3.3x as of year-end 2014, PF for VIAS acquisition.
4. Without giving effect to the $600mm debt to finance the Anaren acquisition. Debt figures reflect principal face value.

ONE TTM

TTM Technologies

27

Potential for Cost SavingsExpect to Achieve $15 million in Run-Rate Synergies within Two Years after ClosingKey Areas of Cost Rationalization:ï,— Production alignmentï,— Supplier spendï,— Staff savingsï,— Infrastructure and support costs28

TTM's Financial Policy

TTM's Financial Policy Overview

Maintain a strong liquidity profile

- Anticipated to have sizeable liquidity at closing, consisting of:
  - $250 million of anticipated availability under the revolving credit facilities in United States and Asia Pacific
  - ~$200 million of cash

Capital allocation strategy – Emphasis on deleveraging

- Prioritization of cash flow for accelerated debt repayment; line of sight on near term reversion of metrics to comfort levels
- Aim to de-leverage to net leverage of 2.0x adjusted EBITDA within 2 to 3 years after close
- Expect limited M&A until leverage target achieved
- No planned shareholder distributions

ONE TTM

29

TTM Technologies

Syndication Overview30

Financing Projected Timetable February 2018 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Key Date Holiday Timetable Details Date Event February 8th Term Loan investor call invite posted February 9th Term Loan launch via lender call February 16th Commitments due at 12pm 1H 2018 Close & Fund ONE TTM TIM Technologies. 31

Summary Terms of Incremental Term Loan B

	Indicative summary terms and conditions
Borrower:	TTM Technologies, Inc.
Bookrunners:	Barclays
Facility:	$300 million fungible incremental Term Loan B (PF size $649 million)
Maturity:	Same as existing: September 28, 2024
Amortization:	1% per annum, payable quarterly
Optional Prepayments:	Reset 101 soft call (6 months)
Incremental Facilities:	Same as existing
Guarantors:	Same as existing plus acquisition companies (subject to the same exceptions as existing)
Security:	Same as existing
Mandatory Prepayments:	Same as existing
Negative Covenants:	Same as existing
Financial Covenants:	Same as existing: None

32

Legal Organizational Structure



TTM Technologies, Inc.
TTMT North America (US)
TTM Printed Circuit Group, Inc. (US)
Existing $200mm ABL Revolver
Existing $250mm Unsecured Convertible Notes
Existing $350mm Term Loan B
NEW $300mm fungible Add-on Term Loan B
Existing $375mm Sr. Unsecured Debt
NEW $300mm Sr. Unsecured Debt
Merix Caymans Trading Company, Limited (Cayman)
TTM Technologies (Asia Pacific) Limited (HK)
Viasystems Asian Subsidiaries
Existing Asian $150mm ABL Revolver
Oriental Printed Circuits Limited (UK)
TTM Technologies Enterprises (HK) Limited
TTM Asian Subsidiaries

* Not all entities shown.

ONE TTM

TTM Technologies

33

Appendix34

TTM Operating Income and EBITDA Reconciliation

$ Millions (except where noted)	FY2013	FY2014	FY2015	FY2016	FY2017
GAAP Gross Profit	$217.8	$194.7	$310.1	$423.6	$429.6
Add back item:					
Inventory markup	-	-	16.2	-	-
Stock-based compensation	1.1	0.9	1.1	1.6	2.3
Non-GAAP Gross Profit	**218.9**	**195.6**	**327.5**	**425.2**	**431.8**
GAAP Operating Income	69.1	46.5	61.3	173.5	212.8
Add back items:					
Amortization of intangibles	9.4	8.4	18.9	24.3	23.6
Stock-based compensation	9.0	7.8	9.7	11.1	18.3
Impairment, restructuring, and acquisition-related charges	14.2	7.9	42.3	14.6	3.6
Inventory markup	-	-	16.2	-	-
Other infrequent items	(17.9)	0.0	(2.4)	(1.5)	(2.3)
Non-GAAP Operating Income	**83.8**	**70.6**	**146.0**	**221.9**	**255.9**
GAAP TTM Technologies Net Income (Loss)	21.9	14.7	(25.9)	34.9	124.2
Add back items:					
Amortization of intangibles	9.4	8.4	18.9	24.3	23.6
Stock-based compensation	9.0	7.8	9.7	11.1	18.3
Non-cash interest expense	8.4	10.2	15.6	19.2	11.1
Impairment, restructuring, acquisition-related, and loss on extinguishment of debt	14.2	7.9	43.1	62.3	4.3
Inventory markup	-	-	16.2	0.0	0.0
Other infrequent items	(7.2)	0.5	(2.4)	(1.5)	(2.3)
Income tax effects	(4.4)	(10.2)	5.9	(8.0)	(12.1)
Non-GAAP TTM Technologies Net Income	**51.3**	**39.3**	**81.1**	**142.3**	**167.1**
Non-GAAP EPS ($ per diluted share)	**0.62**	**0.47**	**0.87**	**1.40**	**1.57**
GAAP Net Income (Loss)	23.9	14.7	(25.6)	35.6	124.7
Add back items:					
Income tax provision	15.9	7.6	34.6	31.4	15.2
Interest expense	24.0	23.8	59.8	76.0	53.9
Amortization of intangibles	9.4	8.4	18.9	24.3	23.6
Depreciation expense	92.1	95.3	133.5	156.2	150.8
Stock-based compensation	9.0	7.8	9.7	11.1	18.3
Other infrequent items	(17.9)	-	(2.5)	(1.5)	(2.3)
Inventory markup	-	-	14.2	-	-
Impairment, restructuring, acquisition-related, and loss on extinguishment of debt	24.9	8.4	43.1	62.3	4.3
Adjusted EBITDA	**181.3**	**166.0**	**285.7**	**395.4**	**388.6**

Note: Figures may not sum exactly due to rounding.

ONE TTM

TTM Technologies

35

Anaren Operating Income and EBITDA Reconciliation($ in millions) CY2015A CY2016A LTM 9/30/17 CY2017AReported Operating Income $6.7 $14.1 $25.5 $32.4Stock based compensation 0.8 0.7 0.7 0.7Sponsor fee 1.3 1.3 1.4 1.4Debt related fees 0.3 0.3 0.3 0.3Non-recurring g professional fees 1.3 1.0 0.6 0.4Termination and severance costs 0.9 1.0 0.5 0.5Amortization 19.8 17.8 16.1 15.0MSK operation consolidation 1.5 0.2 0.1 0.0Other adjustments—Excluding Transaction Costs 0.2 0.3 0.4 0.8Non-GAAP Operating Income $32.8 $36.7 $45.6 $51.5Depreciation 8.2 8.1 7.9 7.7Other adjustments 0.3 (0.1) 1.0 1.8Adj. EBITDA $41.3 $44.7 $54.5 $61.036Note: Figures may not sum exactly due to rounding.High Performance RFAssembliesPCB’s Advanced Radar SystemsSpaceRF PCB s and Passive RFD fComponentsRF Multichip ModulesAdvanced JammingSystemsSatellite CommunicationSystemsNetworking/CommunicationsDefenseAdvanced CeramicSubstratesBase Station and SmallCellsMedical11cations